Exhibit 99.2

Exhibit A – Disclosure Schedule

PENSON

Business Plan Financial Summary:

(US$ In Thousands)

	Fiscal Quarter				Fiscal Year	January	Fiscal Quarter				Fiscal Year			
	1Q11	2Q11	3Q11	4Q11	2011	2012	1Q12	2Q12	3Q12	4Q12	2012	2013	2014	2015
Model Net Revenue	$ 82,309	$ 78,454	$ 72,270	$ 56,863	$ 289,896	$ 16,865	$ 55,621	$ 43,053	$ 44,053	$ 45,519	$ 188,245	$ 195,214	$ 223,728	$ 254,048
YoY Growth %							*(32.4%)*	*(45.1%)*	*(39.0%)*	*(20.0%)*	*(35.1%)*	*3.7%*	*14.6%*	*13.6%*
Total Operating Expenses	$ 77,213	$ 74,325	$ 76,647	$ 80,404	$ 308,589	$ 23,991	$ 71,622	$ 48,457	$ 45,970	$ 46,909	$ 212,958	$ 195,097	$ 209,745	$ 225,827
Income from Operations	$ 5,096	$ 4,129	$ (4,377)	$ (23,541)	$ (18,693)	$ (7,125)	$ (16,001)	$ (5,404)	$ (1,917)	$ (1,390)	$ (24,712)	$ 117	$ 13,983	$ 28,221
Margin %	*6.2%*	*5.3%*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*0.1%*	*6.3%*	*11.1%*
Model EBITDA	$ 10,386	$ 8,874	$ 562	$ (17,132)	$ 2,689	$ (5,051)	$ (10,598)	$ 193	$ 3,178	$ 3,448	$ (3,779)	$ 18,758	$ 30,104	$ 43,598
Model Adjusted EBITDA	**$ 11,738**	**$ 8,874**	**$ 562**	**$ (17,132)**	**$ 4,041**	**$ (5,051)**	**$ (6,598)**	**$ 193**	**$ 3,178**	**$ 3,448**	**$ 221**	**$ 18,758**	**$ 30,104**	**$ 43,598**
Capital Expenditures							$ (2,500)	$ (1,976)	$ (1,873)	$ (1,891)	$ (8,240)	$ (7,789)	$ (8,176)	$ (8,562)

Financial Summary – Continuing Operations (excludes the results of PFSC, Nexa Canada, PFSA, and PFSL):

(US$ In Thousands)

	Fiscal Year		Fiscal Quarter				Fiscal Year	Fiscal Quarter				Fiscal Year			
	2009	2010	1Q11	2Q11	3Q11	4Q11	2011	1Q12	2Q12	3Q12	4Q12	2012	2013	2014	2015
Model Net Revenue	$ 213,351	$ 218,564	$ 60,289	$ 56,621	$ 51,589	$ 42,762	$ 211,260	$ 41,557	$ 43,063	$ 44,053	$ 45,519	$ 174,192	$ 195,214	$ 223,728	$ 254,048
YoY Growth %		*2.4%*					*(3.3%)*	*(31.1%)*	*(23.9%)*	*(14.6%)*	*6.4%*	*(17.5%)*	*12.1%*	*14.6%*	*13.6%*
Total Operating Expenses	$ 183,930	$ 198,109	$ 53,306	$ 51,272	$ 52,348	$ 56,942	$ 213,868	$ 54,207	$ 47,647	$ 45,970	$ 46,909	$ 194,732	$ 195,097	$ 209,745	$ 225,827
Income from Operations	$ 29,421	$ 20,455	$ 6,983	$ 5,349	$ (759)	$ (14,181)	$ (2,607)	$ (12,650)	$ (4,584)	$ (1,917)	$ (1,390)	$ (20,541)	$ 117	$ 13,983	$ 28,221
Margin %	*13.8%*	*9.4%*	*11.6%*	*9.4%*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*NM*	*0.1%*	*6.3%*	*11.1%*
Model EBITDA	$ 46,247	$ 37,416	$ 11,332	$ 9,170	$ 3,064	$ (10,090)	$ 13,476	$ (8,249)	$ 174	$ 2,925	$ 3,448	$ (1,702)	$ 18,758	$ 30,104	$ 43,598

- Business plan assumes an estimated $12m of proceeds received in Q1 and Q2 of 2012 related to the shut down of PFSL
- Financial projections assume estimated $4m cash from operational restructuring costs in Q1 of 2012
- Financial projections assume return of $4m to Broadridge for unfulfilled outsourcing

Note: Model numbers differ from public filings due to Non-GAAP adjustments

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Exhibit A – Disclosure Schedule (cont’d)

Summary of Key Business Plan Assumptions:

Input Description

– 2012: Decline of 3.5%; assumes 50% of pipeline correspondents are onboarded evenly from

Q2 2012 to Q4 2012 and offset by the loss of thinkorswim

PFSI Volume Growth – 2013 through 2015: Growth of 11.1% to 13.2% with pricing decreases of 1.3% to 2.0% per year; assumes a normalized growth rate with half coming from the addition of new correspondents and the other half from existing correspondents growing their business

PFSI Interest Rate – 2012 through 2015: Assumes current mix with a spread of 0.96% impacted by 5bps for every

Revenue Spread 25bps change in the fed rate

– 2012 through 2015: Assumes the current fed rate, 25bps, is in place until 2Q13. There are two

Fed Rate 25bps increases in the fed rate in 2Q13 and 3Q13. There are two 50bps increases, one in

1Q14 and one in 1Q15, raising the fed rate to 1.75% by the end of 2015

Other Revenue – 2012 through 2015: Consists of execution services, fx and other direct client fees (such as wire fees, ACAT’s fees, etc.) and is assumed to grow at the same rate as volume

– Variable Costs: Represent 17% of total PWI expenses and 21% of total PFSI expenses and include floor brokerage, exchange and clearing fees

General Cost Structure

(excluding LTD) – Fixed Costs (Mostly Step-Fixed): Represent 83% of total PWI expenses and 79% of total PFSI expenses and include compensation, facilities, systems, connectivity and the Broadridge DP and BPO arrangements

Expenses – Relate to expense savings associated with a smaller US based company after the sale of

New Cost Initiatives PFSC. Also includes headcount reductions from management reorganization post the conversion / outsourcing to Broadridge

– Assumes disposition of Canadian business Q1 2012

Asset Dispositions – Assumes shut down of the majority of London business by April 2012

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